Exhibit 10.47

May 22, 2003

Alloy Ventures

480 Cowper Street

Second Floor

Palo Alto, California

Attn:  Tony Di Bona

Sprout Group

11 Madison Avenue

13th Floor

New York, NY 10010

Attn: Kathleen D. La Porte

Re:          Waiver of Filing Post-Effective Amendment on Form S-1

Ladies and Gentlemen:

Reference is hereby made to that certain Preferred Stock and Warrant Purchase Agreement dated as of June 25, 2002, as amended on February 13, 2003, (the “Purchase Agreement”) by and among Pharsight Corporation (“Pharsight”) and each of the purchasers named therein (collectively, the “Purchasers”).  All capitalized but undefined terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

Pursuant to Section 9.2(b) of the Purchase Agreement, Pharsight hereby notifies each of the Purchasers that, effective upon the filing of Pharsight’s Annual Report on Form 10-K for Pharsight’s fiscal year ended March 31, 2003, the Initial Registration Statement shall cease to be effective for the resale of the Registrable Securities as Pharsight shall cease to be eligible to register the resale of the Registrable Securities on Form S-3.   Consequently, Pharsight is obligated to use its commercially reasonable efforts to file a post-effective amendment on Form S-1 and cause such post-effective amendment to become effective within 90 days after the delivery notice of this Suspension Notice.

Pharsight hereby requests each of the Purchasers to waive the requirement under the Purchase Agreement that Pharsight file a post-effective amendment on Form S-1 when and for so long as Pharsight ceases to be eligible to register the resale of the Registrable Securities on Form S-3.  Further, Pharsight hereby requests each of the Purchasers to waive any rights to any Liquidated Damages it may have pursuant to Section 9.2(f) of the Purchase Agreement as a result of the failure to file a post-effective amendment on Form S-1.  In this regard, each of the Purchasers hereby acknowledges that if this waiver is given: (a) Pharsight will rely on this waiver in connection with its determination not to file a post-effective amendment on Form S-1; and (b) Pharsight shall not be obligated to make any payment of Liquidated Damages to any Purchaser for failure to cause the use of the suspended Prospectus to be resumed during the period during which this waiver is in effect.

Notwithstanding the foregoing, in the event that any Purchaser shall notify Pharsight that it is terminating this waiver (the “Waiver Termination Notice”), then, in such case: (a) the waiver set forth herein shall cease to be effective from that day forward; (b) Pharsight shall file such post-effective amendment on Form S-1, as set forth in the Purchase Agreement, within thirty (30) days of receipt of such Waiver Termination; (c) for all purposes of the Purchase Agreement, including without limitation the liquidated damages provisions thereof, Pharsight’s obligations with respect to the filing of such post-effective amendment on Form S-1 shall resume as if Pharsight had first given the Suspension Notice on the date that Pharsight receives the Waiver Termination; and (d) no Registration Default shall have been deemed to occur unless and until the earlier of (x) failure by Pharsight to file such post-effective amendment on Form S-1 within thirty (30) days of delivery of the Waiver Termination Notice and (y) failure of such post-effective amendment on Form S-1 to become effective within ninety (90) days of delivery of the Waiver Termination Notice.

Pharsight covenants and agrees (a) to use its commercially reasonable efforts to become eligible to register the resale of the Registrable Securities on Form S-3 as promptly as practicable after the date hereof, and (b) except to the extent contractually obligated pursuant to contracts existing on the date hereof, not to file a registration statement with respect to any securities of Pharsight, other than a registration statement on Form S-8 and the post-effective amendment on Form S-1, without the prior written consent of Purchasers who hold at last 75% of the Registrable Securities.

In the event that Purchasers who hold at least 75% of the Registrable Securities countersign this waiver, then, in accordance with Section 9.11 of the Agreement, this waiver will be binding against all Purchasers.

All other provisions of the Purchase Agreement shall remain in full force and effect.

Please indicate your waiver with respect to such rights by countersigning and returning this Waiver Letter as soon as possible.

Sincerely,

PHARSIGHT CORPORATION

/s/  Shawn M. O’Connor

Shawn M. O’Connor

President and Chief Executive Officer

The undersigned have read the foregoing and hereby agree to be bound by its terms.  This Waiver Letter may be countersigned in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument.

PURCHASER(S):

ALLOY PARTNERS 2000, L.P.

ALLOY VENTURES 2000, L.P.

ALLOY CORPORATE 2000, L.P.

ALLOY INVESTORS 2000, L.P.

By:	Alloy Ventures 2000, LLC, its General Partner

By:	/s/ Douglas E. Kelly
Name:
Title: Managing Member

	Address:	480 Cowper Street
Second Floor
Palo Alto, California
Attn: Tony Di Bona
	Email:	cfo@alloyventures.com
	Facsimile:	(650) 687-5010

PURCHASER(S) CONTINUED:

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as nominee for DLJ First ESC, L.P., EMA 2001 Plan, L.P., CSFB 2001 Investors, L.P., Credit Suisse First Boston Private Equity, Inc., Docklands 2001 Plan, L.P., and Paradeplatz 2001 Plan, L.P.

By:	/s/ Philippe Chambon
Name: Philippe Chambon
Its: Attorney-in-Fact

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

SPROUT ENTREPRENEURS FUND, L.P.

By:	DLJ Capital Corp., its General Partner

By:	/s/ Philippe Chambon
Name: Philippe Chambon
Its: Managing Director

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

PURCHASER(S) CONTINUED:

SPROUT CAPITAL IX, L.P.

By:	DLJ Capital Corp., its Managing General Partner

By:	/s/ Philippe Chambon
Name: Philippe Chambon
Its: Managing Director

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

SPROUT CAPITAL VII, L.P.

By:	DLJ Capital Corp., its Managing General Partner

By:	/s/ Philippe Chambon
Name: Philippe Chambon
Its: Managing Director

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

PURCHASER(S) CONTINUED:

SPROUT CEO FUND, L.P.

By:	DLJ Capital Corp., its Managing General Partner

By:	/s/ Philippe Chambon
Name: Philippe Chambon
Its: Managing Director

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

DLJ CAPITAL CORP.

By:	/s/ Philippe Chambon
Name: Philippe Chambon
Its: Managing Director

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094

DLJ FIRST ESC L.P.

By:	DLJ LBO Plans Management Corporation, its General Partner

By:	/s/ Philippe Chambon
Name: Philippe Chambon
Its: Attorney-in-Fact

	Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:
	Facsimile:	(646) 935-7094